                                                              EXHIBIT (8)(h)(iv)

                                 AMENDMENT NO. 8
                                     To The
                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT
                                      Among
                        VAN KAMPEN LIFE INVESTMENT TRUST,
                             VAN KAMPEN FUNDS INC.,
                        VAN KAMPEN ASSET MANAGEMENT INC.,
                                       And
                  AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                       AMERICAN GENERAL DISTRIBUTORS, INC.

WHEREAS, American General Life Insurance Company, and American General Distributors, Inc. (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management Inc. ("Adviser") have previously entered into an Amended and Restated Participation Agreement dated January 24, 1997 ("Agreement"); and

WHEREAS, each of the parties hereto desires to amend and restate Schedule A and Schedule B to the Agreement.

NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

     1. Schedule A is hereby amended and restated, and replaced in its entirety by the Schedule A attached hereto.

     2. Schedule B is hereby amended and restated, and replaced in its entirety by the Schedule B attached hereto.

     3. All capitalized terms used in this Amendment No. 8 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 8, no other modifications or changes are made to the Agreement.

     4. This Amendment No. 8 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

IN WITNESS WHEREOF, each of the parties have caused this Amendment No. 8 to be executed in their names and on their behalf and through their duly authorized offices, as of this 14th day of May, 2002.

AMERICAN GENERAL LIFE INSURANCE COMPANY

------------------------------------------
By:                   Title:

AMERICAN GENERAL DISTRIBUTORS, INC.

--------------------------------------
By:                   Title:

VAN KAMPEN LIFE INVESTMENT TRUST             VAN KAMPEN FUNDS INC.

--------------------------------------       --------------------------------
By:                   Title:                 By:              Title:

VAN KAMPEN ASSET MANAGEMENT INC.

--------------------------------------
By:                   Title:

                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS


NAME OF SEPARATE ACCOUNT AND                                  FORM NUMBERS AND NAMES OF CONTRACTS
DATE ESTABLISHED BY BOARD OF DIRECTORS                        FUNDED BY SEPARATE ACCOUNT
--------------------------------------                        -----------------------------------
American General Life Insurance                               Contract Form Nos.:
Company Separate Account D                                    95020 Rev 896
Established:  November 19, 1973                               95021 Rev 896
                                                              Name of Contract:
                                                              Generations Combination Fixed and
                                                              Variable Annuity Contract

                                                              Contract Form Nos.:
                                                              91010
                                                              91011
                                                              93020
                                                              93021
                                                              Name of Contract:
                                                              Variety Plus Combination Fixed and
                                                              Variable Annuity Contract

                                                              Contract Form Nos.:
                                                              74010
                                                              74011
                                                              76010
                                                              76011
                                                              80010
                                                              80011
                                                              81010
                                                              83010
                                                              83011
                                                              Name of Contract:   None

                                                              Contract Form Nos.:
                                                              98020
                                                              Name of Contract:
                                                              Platinum Investor Variable Annuity
                                                              Contract

                                   SCHEDULE A
                                  (CONTINUED)

NAME OF SEPARATE ACCOUNT AND                                  FORM NUMBERS AND NAMES OF CONTRACTS
DATE ESTABLISHED BY BOARD OF DIRECTORS                        FUNDED BY SEPARATE ACCOUNT
--------------------------------------                        -----------------------------------
American General Life Insurance                               Contract Form Nos.:
Company Separate Account VL-R                                 97600
Established:  May 6, 1997                                     97610
                                                              Name of Contract:
                                                              Platinum Investor I and Platinum Investor
                                                              II Flexible Premium Variable Life
                                                              Insurance Policies

                                                              Contract Form Nos.:
                                                              99301
                                                              Name of Contract:
                                                              Corporate America-Variable
                                                              Life Insurance Policy

                                                              Contract Form Nos.:
                                                              99206
                                                              Name of Contract:
                                                              Platinum Investor Survivor VUL

                                                              Contract Form Nos.:
                                                              01206
                                                              Name of Contract:
                                                              Platinum Investor Survivor II VUL

                                                              Contract Form Nos.:
                                                              99615
                                                              Name of Contract:
                                                              The One VUL Solution

                                                              Contract Form Nos.:
                                                              99616
                                                              Name of Contract:
                                                              AG Legacy Plus VUL

                                                              Contract Form Nos.:
                                                              00600
                                                              Name of Contract:
                                                              Platinum Investor III
                                                              Flexible Premium Variable
                                                              Life Insurance Policy

                                                              Contract Form Nos.:
                                                              02600
                                                              Name of Contract:
                                                              Platinum Investor PLUS
                                                              Flexible Premium Variable
                                                              Life Insurance Policy

                                   SCHEDULE B

            PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

Emerging Growth Portfolio - Class I Shares
Enterprise Portfolio - Class I Shares
Growth and Income Portfolio - Class I Shares






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